UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2020

DENBURY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On October 30, 2020, Denbury Inc. (NYSE: DEN), through our principal wholly-owned operating subsidiary, Denbury Onshore, LLC (“Onshore”), closed two transactions (“Pipeline Transactions”) with wholly-owned indirect subsidiaries of Genesis Energy, L.P. (“Genesis”) to reacquire the Northeast Jackson Dome Pipeline in Mississippi and Louisiana (“NEJD Pipeline”) and the Free State Pipeline in Mississippi (“Free State Pipeline”).

NEJD Pipeline Transactions

On October 30, 2020, Onshore and Genesis NEJD Pipeline, LLC entered into an Amended and Restated Pipeline Financing Lease Agreement (“Amended Financing Lease”) to amend and restate the Pipeline Financing Lease Agreement between such parties dated as of May 30, 2008 (“Original Lease”). Pursuant to the Amended Financing Lease, on October 30, 2020, Denbury reacquired the NEJD Pipeline system from Genesis in exchange for $70 million in full settlement of Onshore’s remaining obligations under the Original Lease. According to its terms, the Amended Financing Lease terminated immediately after its effectiveness on October 30, 2020, and concurrently in replacement thereof, Onshore executed a secured promissory note dated October 30, 2020 (the “Promissory Note”) to pay Genesis a total of $70 million, payable in four consecutive quarterly installments of $17.5 million on each of January 31, April 30, July 31 and October 31, 2021.

Free State Pipeline Transactions

On October 30, 2020, Onshore and Genesis Free State Pipeline, LLC entered into a Pipeline Purchase and Sale Agreement (“Free State Purchase and Sale Agreement”), pursuant to which Onshore reacquired the Free State Pipeline from Genesis on October 30, 2020, in exchange for a single payment of $22.5 million on the same date.

The foregoing descriptions of the Amended Financing Lease, Promissory Note and Free State Purchase and Sale Agreement are not complete and are qualified in their entirety by reference to the full text thereof, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report and are incorporated by reference in this Item 1.01.

Section 2 – Financial Information

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On the October 30, 2020, the Company entered into certain direct financial obligations under the Amended Financing Lease and Promissory Note described in Item 1.01 above. The descriptions of the Amended Financing Lease and Promissory Note set forth in Item 1.01 of this Current Report are incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On November 2, 2020, the Company issued a press release regarding the Pipeline Transactions, a copy of which is attached to this Form 8-K as Exhibit 99.1.

The information included in this Item 7.01, including in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
10.1*†	Amended and Restated Pipeline Financing Lease Agreement, dated as of October 30, 2020, by and between Genesis NEJD Pipeline, LLC, as Lessor, and Denbury Onshore, LLC, as Lessee.
10.2*	Promissory Note, dated as of October 30, 2020, by Denbury Onshore, LLC in favor of Genesis NEJD Pipeline, LLC.
10.3*	Pipeline Purchase and Sale Agreement, dated as of October 30, 2020, by and between Denbury Onshore, LLC and Genesis Free State Pipeline, LLC.
99.1*	Denbury Press Release, dated November 4, 2020.
104	The cover page has been formatted in Inline XBRL.

*	Included herewith.

†	Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Inc. (Registrant)
Date: November 4, 2020	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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